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                                                                      EXHIBIT 21


                         SUBSIDIARIES OF THE REGISTRANT

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                                                                                        State of
                                                                                     Incorporation
                                                                                     -------------

 SouthTrust Corporation 0311                                                          Not Applicable
      SouthTrust of Alabama, Inc. 0318                                                    Alabama
           SouthTrust Bank 0001                                                           Alabama
                 SouthTrust Mortgage Corporation 0303                                     Delaware
                 SC Realty, LLC 0306                                                      Delaware
                           SC Pavillion, LLC 0316                                         Delaware
                 Magic City, Inc. 0308                                                    Delaware
                           Magic City Three, Inc. 0313                                    Delaware
                 SouthTrust Capital Funding Corporation 0323                              Delaware
                 SouthTrust Mobile Services Funding Corporation 0310                      Alabama
                 First State Service Corporation  0441                                North Carolina
                 SouthTrust Capital Management, Inc. 0384                             North Carolina
                 Minority Business Development Corporation 0427                           Georgia
                 SouthTrust Community Reinvestment Company, LLC 0365                      Alabama
                 SouthTrust Development Corporation 0425                                  Georgia
                 ST Holdings, Inc. 0102                                                   Alabama
                           ST Realty 1, Inc. 0192                                         Alabama
                           ST Realty 3, Inc. 0124                                         Alabama
                           ST Realty 4, Inc. 0141                                         Alabama
                           SouthTrust Mortgage Investment LLC 0456                        Alabama
                 HNB Auto Exchange, LLC                                                   Alabama
                 Independent Investors, Inc. 0320                                         Virginia
                 Cenit Commercial Mortgage Corp. 0426                                     Virginia
                 Beaver Corporation 0322                                                  Virginia
                 SouthTrust International, Inc.                                           Alabama
   SouthTrust Life Insurance Company 0314                                                 Arizona
   Southern Financial Advisors, Inc. 0312                                                 Alabama
   SouthTrust Securities, Inc. 0304                                                       Delaware
        SouthTrust Insurance Agency, Inc. 0315                                            Alabama
        SouthTrust Insurance , LLC. 0444                                                  Alabama
        SouthTrust Insurance Agency of Georgia, LLC. 0422                                 Georgia
        Bayshore Insurance Agency 0423                                                    Texas
        SouthTrust Insurance of Mississippi, Inc. 0397                                  Mississippi
        Bank of Tidewater Service Corp 0398                                              Virginia
   PRN Holdings, Inc. 0395                                                                Delaware
        Newington Holdings, Inc.                                                          Delaware
   SouthTrust VA Member, LLC  0321                                                        Alabama
        Omniserve, LLC** 0309                                                             Florida
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